PUTNAM CAPITAL MANAGER TRUST

              Prospectus Supplement dated January 8, 1996 to
                      Prospectuses dated May 1, 1995

On January 5, 1996, the Trustees approved a proposal to change the fees payable to Putnam Investment Management, Inc. ("Putnam Management"), under the Management Contract for PCM Utilities Growth and Income Fund (the "Fund") that would result in an increase in fees paid by the Fund to Putnam Management based upon the net assets of the Fund at December 31, 1995. The fees for the other funds of Putnam Capital Manager Trust will remain unchanged.

The proposed change is subject to shareholder approval, and will be submitted to shareholders at a meeting scheduled for July 11, 1996. If approved at the meeting, management fees for the Fund would thereafter be paid at the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% of any excess thereafter.


HV-2022                                                22717 1/96